Exhibit 99.2

                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                              For the quarter ended           For the nine months ended
                                                                  September 30,                  September 30,
                                                              ---------------------    %       -------------------------  %
(Dollars in thousands)                                           1998       1997    Change      1998        1997      Change
                                                              ----------------------------    ------------------------------
Income Statement Data
Revenues                                                       $ 378,279  $ 338,803    12% $1,148,489  $ 1,043,518      10%
Cost of services                                                  79,934     68,174    17%    268,661      248,721       8%
Sales and marketing expenses                                      14,194      8,088    75%     33,796       38,772     -13%
Depreciation and amortization                                     65,117     58,827    11%    193,479      174,347      11%
Other operating expenses                                         178,698    151,466    18%    514,434      432,905      19%
Operating income                                                  40,336     52,248   -23%    138,119      148,773      -7%
Special items (1)                                                      -          -                 -     (191,090)
Operating income including special items                          40,336     52,248   -23%    138,119      (42,317)    426%
Investment and other income                                       11,489     10,794     6%     35,336       34,142       3%
Interest expense                                                  29,178     25,640    14%     84,573       79,589       6%
Special items (1)                                                      -          -                 -       (6,230)
Income taxes                                                       6,633     12,342   -46%     26,189      (29,567)    189%
Convertible preferred dividends                                    1,553      1,553     0%      4,657        4,657       0%
Income excluding cumulative effect of change
  in accounting principle and special items (1)                   14,461     23,507   -38%     58,036       66,080     -12%
Cumulative effect of change in accounting principle
   for ELI, net of tax                                                 -          -             2,334            -
Net income                                                        14,461     23,507   -38%     55,702      (69,084)    181%
Net income excluding ELI                                          30,177     28,409     6%     94,962       81,898      16%

Cash Flow and Capital Expenditure Data
EBITDA (2)                                                     $ 116,942  $ 121,869    -4% $  366,934  $   357,262       3%
Cash flow from operations                                         70,814     73,618    -4%    227,196      175,173      30%
Capital expenditures                                             138,953    124,704    11%    340,356      318,236       7%
Free cash flow                                                   (68,139)   (51,086)  -33%   (113,160)    (143,063)     21%
EBITDA excluding ELI (2)                                         133,357    126,700     5%    406,006      375,882       8%
Cash flow from operations excluding ELI                           87,299     86,813     1%    256,703      193,213      33%
Capital expenditures excluding ELI                                78,222     91,126   -14%    199,828      249,595     -20%
Free cash flow excluding ELI                                       9,077     (4,313)  310%     56,875      (56,382)    201%

Select Balance Sheet Data
Cash and investments                                                                       $  499,529  $   449,313      11%
Total assets                                                                                5,101,908    4,502,170      13%
Net plant                                                                                   3,820,035    3,336,766      14%
Long-term debt                                                                              1,856,717    1,585,361      17%
Equity (3)                                                                                  1,973,473    1,797,873      10%
Shares of common stock outstanding (4)                                                        258,272      257,197       0%
Weighted average shares outstanding (4)                          258,202    257,635     0%    257,478      258,545       0%

Per-Share Data (4)
Basic and diluted net income per share of common stock
     before cumulative effect of change in accounting
     principle and excluding special items (1)                $     .06   $     .09   -33% $      .23   $      .26     -12%
Basic and diluted net income per share of common stock
     before special items (1)                                 $     .06   $     .09   -33% $      .22   $      .26     -15%
Basic net income per share of common stock excluding
     ELI and special items (1)                                $     .12   $     .11     9% $      .37   $      .32      16%
Operating cash flow per share                                 $     .27   $     .29    -7% $      .88   $      .68      29%
Operating cash flow per share excluding ELI                   $     .34   $     .34     0% $     1.00   $      .75      33%
Book value per share                                                                       $     6.88   $     6.18      11%

Other Financial Data
Long-term debt to long-term debt and equity                                                       48%          47%
Long-term debt to long-term debt and equity excluding ELI                                         45%          47%
Interest coverage (5)                                              4.0x        4.8x              4.3x         4.5x
Interest coverage excluding ELI (5)                                4.6x        4.9x              4.8x         4.7x
Common equity market capitalization (in billions)                                          $     2.1    $     2.3
Equity market capitalization (in billions) (6)                                             $     2.3    $     2.5
Market capitalization (in billions) (7)                                                    $     4.1    $     4.1
ELI public enterprise value (in billions) (8)                                              $     0.7          n/a

(1) In the second quarter of 1997, the Company recorded certain charges to earnings totaling approximately $197 million. The charges relate primarily to certain assets deemed no longer recoverable, the effects of certain regulatory commission orders and the cutback of certain long distance service operations.
(2) Earnings   before  interest   expense,   income  taxes,   depreciation   and
    amortization.
(3) Includes convertible preferred securities.
(4) Adjusted for subsequent stock dividends and stock splits and used in the calculation of all per share data.
(5) EBITDA divided by interest expense.
(6) Includes market value of convertible preferred securities.
(7) Equity market capitalization plus market value of long-term debt.
(8) Includes common equity market capitalization plus net debt.

Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                        For the quarter ended                 For the nine months ended
                                                            September 30,                           September 30,
                                                      ---------------------------             --------------------------
                                                                                     %                                      %
(Dollars in thousands, except operating data)             1998          1997       Change         1998         1997       Change
                                                      --------------------------------------  -------------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services                               $ 107,325    $ 103,001          4%   $   315,332  $   303,384          4%
Local network services                                   66,439       64,756          3%       194,753      189,228          3%
Long distance services                                   26,435       27,635         -4%        74,622       77,208         -3%
Directory services                                        7,949        8,720         -9%        23,757       24,289         -2%
Other                                                    10,822       10,687          1%        35,098       36,426         -4%
Eliminations (1)                                         (7,660)      (6,938)                  (23,086)     (17,331)
Total revenues                                          211,310      207,861          2%       620,476      613,204          1%
Cost of services (network expenses)                      20,924       20,782          1%        67,615       76,916        -12%
Sales and marketing expenses                              6,825        5,967         14%        15,752       30,056        -48%
Depreciation                                             45,914       43,986          4%       137,189      129,745          6%
Other operating expenses                                107,206      105,130          2%       308,150      295,268          4%
Eliminations (1)                                         (9,050)      (8,757)                  (25,351)     (19,946)
Operating income                                         39,491       40,753         -3%       117,121      101,165         16%
Special items                                                 -            -                         -     (142,723)
Operating income/(loss) including special items          39,491       40,753         -3%       117,121      (41,558)       382%
Operating margin                                            19%          20%                       19%          16%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                $ 85,405     $ 84,739          1%   $   254,310  $   230,910         10%
Capital expenditures                                     50,155       62,105        -19%       131,508      172,160        -24%
Free cash flow (3)                                       35,250       22,634         56%       122,802       58,750        109%
EBITDA margin                                               40%          41%                       41%          38%

Select Balance Sheet Data
Total assets                                                                               $ 2,293,144  $ 2,160,700          6%
Net plant                                                                                    2,003,419    1,904,094          5%

Operating Data
Access lines                                                                                   901,985      868,502          4%
Long distance customers  - in territory                                                        234,508      223,000          5%
                         - out of territory                                                     13,982       21,000        -33%
                         - total                                                               248,490      244,000          2%
Revenue per access line                                 $   234     $    239         -2%   $       688  $       706         -3%
In-territory access minutes of use (in millions)          1,136        1,105          3%         3,453        3,349          3%
Citizens' long distance minutes of use (in millions)
                         - in territory                     122          115          6%           364          314         16%
                         - out of territory                  43          109        -61%           186          315        -41%
                         - total                            165          224        -26%           550          629        -13%
Citizens' long distance in territory minutes of use market share                                   18%          19%
Citizens' long distance in territory customer market share                                         26%          26%

(1) Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance operations.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                   For the quarter ended                For the nine months ended
                                                       September 30,                         September 30,
                                                  -------------------------             -------------------------
                                                                               %                                     %
(Dollars in thousands, except operating data)         1998        1997       Change        1998         1997      Change
                                                  ------------------------------------  -----------------------------------
Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                                   $   9,009    $  9,184      -2%    $  26,487    $  23,300        14%
Local dial tone services                                 9,987       2,893     245%       23,780        6,136       288%
Long distance service                                    2,512       2,387       5%        6,233        6,098         2%
Enhanced services                                        4,156       2,561      62%       10,664        6,590        62%
Eliminations (2)                                          (650)       (925)               (2,265)      (2,615)
Total revenues                                          25,014      16,100      55%       64,899       39,509        64%
Cost of services (network expenses)                     12,317      11,070      11%       31,389       24,217        30%
Gross margin                                            12,697       5,030     152%       33,510       15,292       119%
Sales and marketing expenses                             7,369       2,121     247%       18,044        8,716       107%
Depreciation                                             4,090       2,280      79%       11,754        6,893        71%
Other operating expenses                                21,743       7,740     181%       54,538       25,196       116%
Operating loss                                         (20,505)     (7,111)    188%      (50,826)     (25,513)       99%
Special items                                                -           -                     -      (10,765)
Operating loss including special items                 (20,505)     (7,111)    188%      (50,826)     (36,278)       40%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                              $ (16,415)   $ (4,831)   -240%    $ (39,072)   $ (18,620)     -110%
Capital expenditures                                    60,731      33,578      81%      140,528       68,641       105%
Free cash flow (4)                                     (77,146)    (38,409)   -101%     (179,600)     (87,261)     -106%

Select Balance Sheet Data
Total assets                                                                           $ 477,314    $ 248,570        92%
Gross plant - owned                                                                      462,844      249,499        86%
            - leased                                                                     108,541       87,426        24%
            - total                                                                      571,385      336,925        70%

Operating Data
Route miles                                                                                2,782        2,087        33%
Fiber miles                                                                              156,949      123,257        27%
Customers                                                                                  1,475        1,085        36%
Buildings connected                                                                          711          540        32%
Employees                                                                                  1,010          482       110%
Revenue per employee                                 $  24,766    $ 33,402     -26%    $  64,256    $  81,969       -22%


(1) The Company's facilities based Competitive Local Exchange Carrier ("CLEC") subsidiary, Electric Lightwave, Inc ("ELI").
(2) Eliminations reflect intercompany activity between the Company's CLEC and communications operations.
(3) Operating loss plus depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.


                   Citizens Utilities Company and Subsidiaries
                       Sector Financial and Operating Data


                                                  For the quarter ended                For the nine months ended
                                                      September 30,                         September 30,
                                                 -------------------------             -------------------------
                                                                              %                                     %
(Dollars in thousands, except operating data)       1998         1997       Change         1998        1997       Change
                                                 ------------------------------------  ------------------------------------
Citizens Public Services

Select Income Statement Data
Revenues
Residential distribution                            $ 66,284     $ 60,275      10%     $   234,392  $  218,171       7%
Commercial distribution                               42,665       27,536      55%         137,101      92,106      49%
Industrial distribution                               25,431       18,945      34%          65,158      55,282      18%
Total distribution                                   134,380      106,756      26%         436,651     365,559      19%
Transportation / transmission                          1,170        1,146       2%           4,050       3,839       5%
Other                                                  6,405        6,940      -8%          22,413      21,407       5%
Total revenues                                       141,955      114,842      24%         463,114     390,805      19%
Cost of services (1)                                  55,003       44,185      24%         195,008     167,534      16%
Gross margin                                          86,952       70,657      23%         268,106     223,271      20%
Depreciation                                          15,113       12,561      20%          44,536      37,709      18%
Other operating expenses                              50,489       39,490      28%         151,746     112,441      35%
Operating income                                      21,350       18,606      15%          71,824      73,121      -2%
Special items                                              -            -                        -     (37,602)
Operating income including special items              21,350       18,606      15%          71,824      35,519     102%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                             $ 36,463     $ 31,167      17%     $   116,360  $  110,830       5%
Capital expenditures                                  20,630       19,704       5%          50,698      52,391      -3%
Free cash flow (3)                                    15,833       11,463      38%          65,662      58,439      12%

Select Balance Sheet Data
Total assets                                                                           $ 1,647,371  $1,409,447      17%
Net plant                                                                                1,279,426   1,145,726      12%

Operating Data
Customers                                                                                  853,165     774,928      10%
Employees                                                                                    1,735       1,480      17%
Gross margin per employee                           $ 50,116     $ 40,724      23%     $   154,528  $  150,859       2%


(1) Gas, electric energy and fuel oil purchased.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                  For the quarter ended                For the nine months ended
                                                      September 30,                          September 30,
                                                --------------------------             --------------------------
                                                                              %                                      %
(Dollars in thousands, except operating data)       1998         1997       Change         1998         1997      Change
                                                -------------------------------------  ------------------------------------
Citizens Public Services

Gas
Select Income Statement Data
Revenues
Residential distribution                            $ 22,413     $ 17,450      28%     $ 117,813    $ 101,675       16%
Commercial distribution                               21,721        7,436     192%        83,469       38,203      118%
Industrial distribution                               15,022        7,573      98%        34,592       21,871       58%
Total distribution                                    59,156       32,459      82%       235,874      161,749       46%
Transportation                                           421          437      -4%         1,813        1,819        0%
Other                                                  3,094        2,457      26%        12,185        9,282       31%
Total revenues                                        62,671       35,353      77%       249,872      172,850       45%
Cost of services (gas purchased)                      29,066       16,419      77%       127,233       94,598       34%
Gross margin                                          33,605       18,934      77%       122,639       78,252       57%
Depreciation                                           5,870        4,007      46%        17,129       11,915       44%
Other operating expenses                              23,828       13,183      81%        72,992       38,446       90%
Operating income                                       3,907        1,744     124%        32,518       27,891       17%
Special items                                              -            -                      -      (12,707)
Operating income/(loss) including special items        3,907        1,744     124%        32,518       15,184      114%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                             $  9,777     $  5,751      70%     $  49,647    $  39,806       25%
Capital expenditures                                  13,571        9,714      40%        27,493       24,196       14%
Free cash flow (2)                                    (3,794)      (3,963)      4%        22,154       15,610       42%

Select Balance Sheet Data
Total assets                                                                           $ 581,230    $ 376,028       55%
Net plant                                                                                426,611      294,947       45%

Operating Data
Customers                                                                                447,432      372,469       20%
Employees                                                                                  1,087          796       37%
Customers per employee                                                                       412          468      -12%
Gross margin per employee                           $ 30,915     $ 23,786      30%     $ 112,823    $  98,307       15%
Billion Cubic Feet of gas throughput (BCF)              31.5         10.2     209%         102.9         50.7      103%


(1) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.


                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                   For the quarter ended                For the nine months ended
                                                       September 30,                         September 30,
                                                  -------------------------             -------------------------
                                                                               %                                     %
(Dollars in thousands, except operating data)         1998        1997       Change        1998         1997      Change
                                                  ------------------------------------  -----------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                              $ 24,458    $ 23,754       3%   $   62,969   $   63,564       -1%
Commercial distribution                                 16,774      15,841       6%       43,207       43,546       -1%
Industrial distribution                                 10,085      11,076      -9%       29,795       32,682       -9%
Total distribution                                      51,317      50,671       1%      135,971      139,792       -3%
Transmission                                               749         709       6%        2,237        2,020       11%
Other                                                    2,080       3,602     -42%        7,011        9,602      -27%
Total revenues                                          54,146      54,982      -2%      145,219      151,414       -4%
Cost of services (electric energy and
  fuel oil purchased)                                   25,937      27,766      -7%       67,775       72,936       -7%
Gross margin                                            28,209      27,216       4%       77,444       78,478       -1%
Depreciation                                             5,882       5,588       5%       17,629       16,767        5%
Other operating expenses                                13,647      12,648       8%       39,626       36,576        8%
Operating income                                         8,680       8,980      -3%       20,189       25,135      -20%
Special items                                                -           -                     -      (22,054)
Operating income/(loss) including special items          8,680       8,980      -3%       20,189        3,081      555%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                               $ 14,562    $ 14,568       0%   $   37,818   $   41,902      -10%
Capital expenditures                                     5,190       3,684      41%       12,870       11,449       12%
Free cash flow (2)                                       9,372      10,884     -14%       24,948       30,453      -18%

Select Balance Sheet Data
Total assets                                                                          $  494,603   $  485,806        2%
Net plant                                                                                380,778      393,506       -3%

Operating Data
Customers                                                                                112,773      110,711        2%
Employees                                                                                    305          321       -5%
Customers per employee                                                                       370          345        7%
Gross margin per employee                             $ 92,489    $ 84,785       9%   $  253,915   $  244,480        4%
Megawatt hours sold                                    515,881     483,010       7%    1,310,575    1,257,772        4%
Megawatt hours generated                                87,957      85,418       3%      273,412      259,646        5%
Megawatt hours purchased                               480,844     461,134       4%    1,180,911    1,168,946        1%


(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                        For the quarter ended             For the nine months ended
                                                            September 30,                      September 30,
                                                       ------------------------           ------------------------
                                                                                  %                                  %
(Dollars in thousands, except operating data)             1998        1997      Change       1998        1997      Change
                                                       ---------------------------------  ---------------------------------
Citizens Public Services

Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                                  $ 19,413    $ 19,071      2%    $  53,610   $  52,932       1%
Commercial distribution                                      4,170       4,259     -2%       10,425      10,357       1%
Industrial distribution                                        324         296      9%          771         729       6%
Other                                                        1,231         881     40%        3,217       2,523      28%
Total revenues                                              25,138      24,507      3%       68,023      66,541       2%
Depreciation                                                 3,361       2,966     13%        9,778       9,027       8%
Other operating expenses                                    13,014      13,659     -5%       39,128      37,419       5%
Operating income                                             8,763       7,882     11%       19,117      20,095      -5%
Special items                                                    -           -                    -      (2,841)
Operating income including special items                     8,763       7,882     11%       19,117      17,254      11%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                   $ 12,124    $ 10,848     12%    $  28,895   $  29,122      -1%
Capital expenditures                                         1,869       6,306    -70%       10,335      16,746     -38%
Free cash flow (2)                                          10,255       4,542    126%       18,560      12,376      50%

Select Balance Sheet Data
Total assets                                                                              $ 571,538   $ 547,613       4%
Net plant                                                                                   472,037     457,273       3%

Operating Data
Customers                                                                                   292,960     291,748       0%
Employees                                                                                       343         363      -6%
Customers per employee                                                                          854         804       6%
Revenue per employee                                      $ 73,289    $ 67,512      9%    $ 198,318   $ 183,309       8%
Billions of gallons of water delivered                        10.7        10.3      4%         22.8        24.4      -7%
Billions of gallons of wastewater treated                      1.2         1.1      9%          4.0         3.9       3%

(1) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.


The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the
Company's Form 10-K for the three years ended December 31, 1997 and  Form 10-Q for the nine months  ended  September 30, 1998  filed with the Securities and Exchange Commission.  Allocations of expense  and  other items  among  services and  sources of revenues are derived from the Company's books with certain adjustments.  The information is not necessarily that which  would be presented for  a single service on a stand-alone basis.  The  Company believes  its primary risk factors include, but are not  limited to: changes in the local and overall economy, the nature and pace of  technological change, the  number and  effectiveness  of competitors  in  the
Company's markets, success in marketing and selling expenditures and efforts,  weather  conditions,  changes in legal and regulatory policy, name recognition,  and  the  mix of  products and  services  offered in the Company's target markets.  Any  and all  Company information should be evaluated in light of these important risk factors.
